UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: December 20, 2002
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568

Item 5.  Other Events and Regulation FD Disclosure

On December 20, 2002, Anadarko Petroleum Corporation announced an agreement to explore for and develop coalbed methane resources in Wyoming. The press release is included in this report as Exhibit 99.

Item 7c. Exhibits
99	Anadarko Petroleum Corporation Press Release, dated December 20, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION
(Registrant)

December 20, 2002	By:	/s/ Diane L. Dickey
Diane L. Dickey - Vice President and Controller